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                                                                    EXHIBIT 10.4

                            AMERICAN SOFTWARE, INC.
                            STOCK OPTION AGREEMENT

                 STOCK OPTION GRANTED PURSUANT TO THE AMERICAN
             SOFTWARE, INC. DIRECTOR AND OFFICER STOCK OPTION PLAN


Grantee: James C. Edenfield            Number of Shares: 48,000
        ---------------------------                     ----------------------

Social Security Number: 253 50 7549    Exercise Price Per Share: $3.03
                       ------------                             --------------

Grant Date: January 30, 1995           Expiration Date: January 30, 2000
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                        Incentive  X       Nonqualified
                                 ------                ------
                                  [Check One]

     AMERICAN SOFTWARE, INC. (which, along with its subsidiaries, is referred to herein as the "Company") hereby grants, as of the date shown above (the "Date of Grant"), to the person named above ("Grantee") the following option (this "Option") to purchase up to the aggregate number of shares set forth above of the Class A Common Stock, par value ten cents ($0.10) per share, of the Company (the "Stock"), at the exercise price set forth above, and subject to acceptance by Grantee of the terms and conditions hereinafter set forth.

     (1) THE PLAN. This Option has been granted pursuant to the Company's Director and Officer Stock Option Plan (the "Plan") and shall be governed by the provisions thereof as it may be amended from time to time. To the extent that the provisions of this Option are more restrictive than the provisions contained in the Plan, however, the more restrictive provisions hereof shall apply.

     (2) NONTRANSFERABILITY. This Option shall not be transferable by the Grantee, in whole or in part, otherwise than by Will, by the laws of descent and distribution or by a qualified domestic relations order.

     (3) EXPIRATION DATE. This Option shall expire with respect to any Stock not covered by valid exercise thereof at the close of business on the fifth anniversary of the Date of Grant (the "Expiration Date").

     (4) VESTING. (a) This Option shall become exercisable, from time to time, cumulatively, on the dates hereinafter specified so long as the Grantee is employed by the Company or remains as a director of the Company, for the amount of Stock hereinafter specified. To the extent this Option has become exercisable and has not terminated, this Option may be exercised thereafter in any amount, and from time to time, until the Expiration Date. The vesting schedule is as follows:

8914.2
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                               CUMULATIVE OPTION

             FULL YEARS FROM                        SHARES SUBJECT
              DATE OF GRANT                          TO EXERCISE
             ---------------                        --------------

            Less than One                                -0-
            Less than Two                 25% of shares subject to this Option
            Less than Three               50% of shares subject to this Option
            Less than Four                75% of shares subject to this Option
            Four or more                 100% of shares subject to this Option

     (b) Notwithstanding anything else contained in this Option and notwithstanding that the Plan may permit exercise of this Option following termination of employment or status as a director, after termination of Grantee's employment with the Company, the Grantee may exercise this Option only to the extent it was vested as of the date of termination.

            SEE ATTACHED SHEET FOR ADDITIONAL TERMS OF THIS OPTION

     IN WITNESS WHEREOF, this Stock Option Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Grant.

                            AMERICAN SOFTWARE, INC.

     BY:           PETER W. PAMPLIN
        ----------------------------------------
                              AUTHORIZED OFFICER

     The undersigned hereby acknowledges receipt of this Option and agrees to the provisions of the Plan and the provisions set forth herein, including the additional terms set forth on the attached sheet.


                  JAMES C. EDENFIELD
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Date: January 30, 1995         SIGNATURE OF GRANTEE
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